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                                                                   EXHIBIT 23(B)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 7, 2001 relating to the consolidated financial statements of Little Switzerland, Inc. and subsidiaries (the "Company"), which appears in the Company's Annual Report on Form 10-K for the year ended May 26, 2001.

/s/ PricewaterhouseCoopers LLP

New York, NY
December 3, 2001